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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 28, 2005
                        ---------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
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             (Exact Name of Registrant as specified in its charter)



        Delaware                   333-115371                 52-2029487
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(State of Incorporation)      (Commission File No.)     (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (302) 478-6160



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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in
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          Fiscal Year.
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         Effective October 28, 2005, the Registrant amended its charter as described on Annex A attached hereto (the "Amendment"). The Amendment was approved by Joint Unanimous Written Consent of the Registrant's Board of Directors and Sole Shareholder as of October 28, 2005. On October 28, 2005, the Registrant filed a Certificate of Amendment of Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate the Amendment.

Item 9.01 Financial Statements and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

         3.1 Amended and Restated Certificate of Incorporation of Registrant, as amended


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POPULAR ABS, INC.


                                     By: /s/ James H. Jenkins
                                         ------------------------------------
                                         James H. Jenkins,
                                         Executive Vice President and CFO


Dated: October 31, 2005



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ANNEX A
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         The Restated Certificate of Incorporation, as amended, of the
Registrant was amended by changing Section "e." of the SEVENTH Article thereof so that, as amended, said Article in its entirety reads as follows:

                  "e. In addition to the powers and authority hereinabove or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject nevertheless to the provisions of the GCL, this Restated Certificate of Incorporation and the bylaws of the Corporation; provided, however, that no bylaw hereafter adopted by the stockholders shall invalidate any prior act of the directors that would have been valid if such bylaw had not been adopted. The Corporation's Board of Directors will duly authorize all of the Corporation's actions, which approval may be of a duly authorized and constituted committee of the Board of Directors; provided, however, that the Board of Directors may not designate a committee to act on its behalf with respect to any matter prohibited by Section 141(c)(2) of the Delaware General Corporation Law, as amended, or any matter prohibited under Article TENTH of this Restated Certificate of Incorporation."

         Prior to giving effect to the above amendment, Section "e." of the SEVENTH Article of The Restated Certificate of Incorporation, as amended, of the Registrant read as follows:

                  "e. In addition to the powers and authority hereinabove or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject nevertheless to the provisions of the GCL, this Certificate of Incorporation and the bylaws of the Corporation; provided, however, that no bylaw hereafter adopted by the stockholders shall invalidate any prior act of the directors that would have been valid if such bylaw had not been adopted. The Corporation's Board of Directors will duly authorize all of the Corporation's actions."


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Exhibit Index
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Exhibit
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3.1 Amended and Restated Certificate of Incorporation of Registrant, as amended.